UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12

Morgan Stanley Direct Lending Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Direct Lending Fund Meeting Adjourned We urgently need your vote! Dear Stockholders, In an effort to continue to solicit votes, the Special Meeting of Stockholders of Morgan Stanley Direct Lending Fund, Inc. has been adjourned and will now be held on March 28, 2025. Our records indicate that your shares have not yet been voted and we urge you to vote as soon as possible to ensure that the adjourned meeting can occur as scheduled. Please respond to the proxy solicitation by voting in favor of each of the proposals described in the proxy materials previously provided. Voting is quick and easy, taking only a few moments. If sufficient votes are not cast, we may have to adjourn and reschedule the special meeting, incurring additional cost. If you have any questions,please feel free to contact our proxy solicitor, Broadridge Financial Solutions at 1-833-215-7317. FOUR WAYS TO VOTE ONLINE PHONE QR CODE MAIL PROXY QUESTIONS? WWW.PROXYVOTE.COM WITHOUT A PROXY CARD WITH A SMARTPHONE VOTE PROCESSING Call 1-833-215-7317 Please have your proxy card Call 1-833-215-7317 Vote by scanning the Mark, sign and date in hand when accessing the Monday to Friday, 9:00 a.m. Quick Response Code or your ballot and return website. There are easy-to-follow to 10:00 p.m. ET to speak “QR Code” on the Proxy it in the postage-paid directions to help you complete with a proxy specialist. Card/VIF enclosed. envelope provided. the electronic voting instruction WITH A PROXY CARD form. Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. R11722-LTR

YOUR VOTE MATTERS. Meeting We’ve made it easy, so take two minutes right now on any Adjourned device you prefer. to March 28, 2025 We urgently need your vote. Direct Lending Fund PHONE TABLET PC Go to: Proxyvote.com R11722-EPR

Meeting Adjourned- Please take action now! Direct Lending Fund The adjourned stockholder meeting will be held on March 28, 2025. Whether or not you plan to attend, your vote is very important. Make your vote count. You can vote your shares using one of the voting options listed below. Vote must be received by 03/28/2021 to be counted. If you have questions or need assistance, please call 1-833-215-7317. 0000 0000 0000 0000 Looking for your Choose your voting option Control Number? It’s located in the www.ProxyVote Visit .com 1-800-Call 454-8683 Return in the enclosed this form Vote the day in person of the black rectangle postage envelope -paid . meeting. Use VOTE the BY Internet INTERNET to transmit—www your .proxyvote voting instructions .com and for electronic delivery of information up next to an arrow until card in 11:59 hand p .when m. Eastern you access Time the the web day site before and the follow cut -the off date instructions or meeting to obtain date. Have your records your proxy and Voting to create on an www electronic .ProxyVote voting instru .ction om form isGo . to www.ProxyVote.com, enter the on your Proxy control number above and vote! If ELECTRONIC you would like DELIVERY to reduce the OF costs FUTURE incurred PROXY by our company MATERIALS in mailing proxy materials, you can ProxyVote.com Vote by Phone Vote by Mail Card or Voting via consent e-mail to or receiving the Internet all future . To sign proxy up statements, for electronic proxy delivery, cards please and annual follow the reports instructions electronically above Instruction Form. materials to vote using electronically the Internet in and, future when years prompted, . indicate that you agree to receive or access proxy Just enter your Control WITH A PROXY CARD Mark, sign and date your Use VOTE any BY touch PHONE -tone—telephone 1-800-690 to -6903 transmit your voting instructions up until 11:59 p.m. Eastern Number and vote your Call 1-800-690-6903 ballot and return it in the call Time and the then day follow before the the instructions cut-off date. or meeting date. Have your proxy card in hand when you Available 24 hours shares. postage-paid envelope Mark, VOTE BY sign MAIL and date your proxy card and return it in the postage-paid envelope we WITHOUT A PROXY CARD provided. have Edgewood, provided NY 11717 or return . it to Vote Processing, c/o Broadridge, 51 Mercedes Way, MonCall—Fri, 1—9 833 a.m -215 . to 10 -7317 p.m. ET 0000 0000 0000 0000 NEW! Download the ProxyVote app today to vote anywhere, anytime! Available now in the Apple Store and Google Play • Secure Touch or Face ID sign-in • Receive notifications highlighting proposals and Or, just point your voting availability camera at this QR code • Vote all your investments in a single session to download

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